Exhibit A
                                                                       ---------

                              AMENDED AND RESTATED
                     AGREEMENT REGARDING THE JOINT FILING OF
                                  SCHEDULE 13D
                         ------------------------------


The undersigned hereby agree as follows:

         (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

         (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated:   January 14, 2005

                         EGL HOLDING COMPANY

                         By: /s/ Sean M. Traynor
                         --------------------------------------------------
                         President

                         WELSH, CARSON, ANDERSON & STOWE IX, L.P.

                         By: WCAS IX Associates, LLC, General Partner

                         By: /s/ Jonathan M. Rather
                         --------------------------------------------------
                         Managing Member

                         WCAS IX ASSOCIATES, LLC

                         By: /s/ Jonathan M. Rather
                         --------------------------------------------------
                         Managing Member

                         /s/ Jonathan M. Rather
                         -----------------------------------------------------
                         Attorney-in-Fact/Patrick J. Welsh

                         /s/ Jonathan M. Rather
                         -----------------------------------------------------
                         Attorney-in-Fact/Russell L. Carson

                         /s/ Jonathan M. Rather
                         -----------------------------------------------------
                         Attorney-in-Fact/Bruce K. Anderson

                         /s/ Jonathan M. Rather
                         -----------------------------------------------------
                         Attorney-in-Fact/Thomas E. McInerney

                         /s/ Jonathan M. Rather
                         -----------------------------------------------------
                         Attorney-in-Fact/Robert A. Minicucci

                         /s/ Jonathan M. Rather
                         -----------------------------------------------------
                         Attorney-in-Fact/Anthony J. deNicola

                         /s/ Jonathan M. Rather
                         -----------------------------------------------------
                         Attorney-in-Fact/Kenneth Melkus

                         THOMA CRESSEY FUND VI, L.P.

                         By: TC Partners VI, L.P., General Partner

                         By:  Thoma Cressey Equity Partners, Inc., General
                              Partner

                         By: /s/ Bryan C. Cressey
                         --------------------------------------------------
                         Vice President

                         THOMA CRESSEY FRIENDS FUND VI, L.P.

                         By: TC Partners VI, L.P., General Partner

                         By:  Thoma Cressey Equity Partners, Inc., General
                              Partner

                         By: /s/ Bryan C. Cressey
                         --------------------------------------------------
                         Vice President

                         TC PARTNERS VI, L.P.

                         By:  Thoma Cressey Equity Partners, Inc., General
                              Partner

                         By: /s/ Bryan C. Cressey
                         --------------------------------------------------
                         Vice President

                         THOMA CRESSEY EQUITY PARTNERS, INC.


                         By: /s/ Bryan C. Cressey
                         --------------------------------------------------
                         Vice President

                         /s/ Bryan C. Cressey
                         -----------------------------------------------------
                         Bryan C. Cressey

                         /s/ Rocco A. Ortenzio
                         -----------------------------------------------------
                         Rocco A. Ortenzio

                         /s/ Robert A. Ortenzio
                         -----------------------------------------------------
                         Robert A. Ortenzio

                         /s/ Patricia A. Rice
                         -----------------------------------------------------
                         Patricia A. Rice

                         /s/ Martin F. Jackson
                         -----------------------------------------------------
                         Martin F. Jackson

                         /s/ S. Frank Fritsch
                         -----------------------------------------------------
                         S. Frank Fritsch

                         /s/ Michael E. Tarvin
                         -----------------------------------------------------
                         Michael E. Tarvin

                         /s/ James J. Talalai
                         -----------------------------------------------------
                         James J. Talalai

                         /s/ Scott A. Romberger
                         -----------------------------------------------------
                         Scott A. Romberger

                         /s/ Kenneth L. Moore
                         -----------------------------------------------------
                         Kenneth L. Moore

                         /s/ Joel T. Veit
                         -----------------------------------------------------
                         Joel T. Veit

                         /s/ Meyer Feldberg
                         -----------------------------------------------------
                         Meyer Feldberg

                         /s/ John M. Ortenzio
                         -----------------------------------------------------
                         John M. Ortenzio

                         /s/ Martin J. Ortenzio
                         -----------------------------------------------------
                         Martin J. Ortenzio

                         MARTIN J. ORTENZIO DESCENDANTS TRUST

                         /s/ John M. Ortenzio
                         -----------------------------------------------------
                         Name:  John M. Ortenzio
                         Title: Trustee

                         ORTENZIO FAMILY FOUNDATION

                         /s/ John M. Ortenzio
                         -----------------------------------------------------
                         Name:  John M. Ortenzio
                         Title: Trustee